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                                                                   Exhibit 10.36

                             MASTER LEASE AGREEMENT


     THIS MASTER LEASE AGREEMENT, dated as of ___________, 1996 ("Agreement"), between GENERAL ELECTRIC CAPITAL CORPORATION, FOR ITSELF AND AS AGENT FOR CERTAIN PARTICIPANTS, with an office at 303 International Circle, Suite 300, Hunt Valley, Maryland 21031 (hereinafter called, together with its successors and assigns, if any, "Lessor"), and MAIL-WELL, INC., MAIL WELL I CORPORATION, GRAPHIC ARTS CENTER, INC., MAIL-WELL WEST, PAVEY ENVELOPE & TAG CORP., WISCO II LLC AND WISCO ENVELOPE CORP., all corporations with mailing addresses and chief place of business as listed on the signature page (hereinafter called individually and collectively "Lessee").


                                   WITNESSETH:

I.   LEASING:

     (a) This Agreement shall be effective from and after the date of execution hereof. Subject to the terms and conditions set forth below, Lessor agrees to lease to Lessee, and Lessee agrees to lease from Lessor, the equipment ("Equipment") described in Annex A to any schedule hereto ("Schedule"). Terms defined in a Schedule and not otherwise defined herein shall have the meanings ascribed to them in such Schedule.

     (b) The obligation of Lessor to purchase Equipment from the manufacturer or supplier thereof ("Supplier") and to lease the same to Lessee under any Schedule shall be subject to receipt by Lessor, prior to the Lease Commencement Date (with respect to such Equipment), of each of the following documents in form and substance satisfactory to Lessor: (i) a Schedule relating to the Equipment then to be leased hereunder, (ii) a Purchase Order Assignment and Consent in the form of Annex B to the applicable Schedule, unless Lessor shall have delivered its purchase order for such Equipment, (iii) evidence of insurance which complies with the requirements of Section IX, and (iv) such other documents as Lessor may reasonably request. As a further condition to such obligations of Lessor, Lessee shall, upon delivery of such Equipment (but not later than the Last Delivery Date specified in the applicable Schedule) execute and deliver to Lessor a Certificate of Acceptance (in the form of Annex C to the applicable Schedule) covering such Equipment, and deliver to Lessor a bill of sale therefor from Supplier and (only if requested by Lessor) Lessee (each in form and substance satisfactory to Lessor). Lessor hereby appoints Lessee its agent for inspection and acceptance of the Equipment from the Supplier. Upon execution by Lessee of any Certificate of Acceptance, the Equipment described thereon shall be deemed to have been delivered to, and irrevocably accepted by, Lessee for lease hereunder.


II.  TERM, RENT AND PAYMENT:

     (a) The rent payable hereunder (the "Rent") and Lessee's right to use the Equipment shall commence on the date of execution by Lessee of the Certificate of Acceptance for such Equipment ("Lease Commencement Date"). The Term of this Agreement (the "Term") shall be the period specified in the applicable Schedule. If any Term is extended, the word "Term" shall be deemed to refer to all extended terms, and all provisions of this Agreement shall apply during any extended terms, except as may be otherwise specifically provided in writing.

     (b) Rent shall be paid to Lessor by wire transfer of immediately available funds to: Bankers Trust New York, New York, New York 10006, Account No. 50-202-962, ABA No. 021-001-033, or to such other account as Lessor may direct in writing; and shall be effective upon receipt. Payments of Rent shall be in the amount set forth in, and due in accordance with, the provisions of the applicable Schedule. If one or more Advance Rentals are payable, such Advance Rental shall be (i) set forth on the applicable Schedule, (ii) due upon acceptance by Lessor of such Schedule, and (iii) when received by Lessor, applied to the first rent payment and the balance, if any, to the final rental payment(s) under such Schedule. In no event shall any Advance Rental or any other Rent payments be refunded to Lessee. If Rent is not paid
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within ten days of its due date, Lessee agrees to pay a late charge of Five
Cents (($0.05)) per dollar on, and in addition to, the amount of such Rent but not exceeding the lawful maximum, if any.


III. TAXES:

     Lessee shall have no liability for taxes imposed by the United States of America or any State or political subdivision thereof which are on or measured by the net income of Lessor. Lessee shall report (to the extent that it is legally permissible) and pay promptly all other taxes, fees and assessments due, imposed, assessed or levied against any Equipment (or the purchase, ownership, delivery, leasing, possession, use or operation thereof), this Agreement (or any rentals or receipts hereunder), any Schedule, Lessor or Lessee by any foreign, Federal, state or local government or taxing authority during or related to the term of this Agreement, including, without limitation, all license and registration fees, and all sales, use, personal property, excise, gross receipts, franchise, stamp or other taxes, imposts, duties and charges, together with any penalties, fines or interest thereon (all hereinafter called "Taxes"). Lessee shall (i) reimburse Lessor upon receipt of written request for reimbursement for any Taxes charged to or assessed against Lessor, (ii) on request of Lessor, submit to Lessor written evidence of Lessee's payment of Taxes, (iii) on all reports or returns show the ownership of the Equipment by Lessee, and (iv) send a copy thereof to Lessor.


IV.  REPORTS:

     (a) Lessee will notify Lessor in writing, within fifteen (15) days after any tax or other lien shall attach to any Equipment, of the full particulars thereof and of the location of such Equipment on the date of such notification.

     (b)  Annual Financial Statements. Lessee shall provide to Lessor, as soon
          ---------------------------
as available, and in any event within 90 days after the end of each fiscal year of Mail-Well, Inc. ("Mail-Well"), beginning with the fiscal year ending
December 31, 1996, (i) a copy of the annual audit report of the Mail-Well and its consolidated Subsidiaries as of the end of and for such fiscal year then ended containing, on a consolidated basis and with unaudited consolidating schedules attached, balance sheets and statements of income, retained earnings and cash flow, in each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail and audited and certified by Deloitte & Touche or other independent certified public accountants of recognized standing acceptable to the Lessor and containing no qualification thereto except as may be reasonably acceptable to the Lessor, to the effect that such report has been prepared in accordance with GAAP and (ii) a certificate of such independent certified public accountants to the Lessor (A) stating that to their knowledge no Default has occurred and is continuing or, if in their opinion a Default has occurred and is continuing, stating the nature thereof, and (B) confirming the calculations set forth in the officer's certificate delivered concurrently therewith;

     (c)  Quarterly Financial Statements. Lessee shall provide to Lessor, as
          ------------------------------
soon as available, and in any event within 45 days after the end of each of the quarters of each fiscal year of Mail-Well, beginning with the fiscal quarter ending September 30, 1996, a copy of (i) an unaudited financial report of Mail-Well and its consolidated Subsidiaries as of the end of such fiscal quarter and for the portion of the fiscal year then ended containing, on a consolidated and consolidating basis, balance sheets and statements of income, retained earnings and cash flow, in each case setting forth in comparative form the figures for the corresponding period of the preceding fiscal year, all in reasonable detail certified by the Chief Financial Officer of Mail-Well to have been prepared in accordance with GAAP and to fairly and accurately present (subject to year-end audit adjustments) the financial condition and results of operations of Mail-Well and its consolidated Subsidiaries, on a consolidated and consolidating basis, at the date and for the periods indicated therein and (ii) management's financial reports comparing actual financial results for the period to the current budget for the period;

     (d)  Monthly Financial Statements. Lessee shall provide to Lessor, as soon
          ----------------------------
as available, and in any event within 30 days after the end of each calendar month, beginning with the calendar month ending August 31, 1996, a copy of (i) an unaudited financial report of Mail-Well and its consolidated Subsidiaries

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as of the end of such calendar month and for the portion of the fiscal year then ended containing, on a consolidated and consolidating basis, balance sheets and statements of income, retained earnings and cash flow, in each case setting forth in comparative form the figures for the corresponding period of the preceding fiscal year, all in reasonable detail certified by the Chief Financial Officer of Mail-Well to have been prepared in accordance with GAAP and to fairly and accurately present (subject to year-end audit adjustments) the financial condition and results of operations of the Lessee and its consolidated Subsidiaries, on a consolidated and consolidating basis, at the date and for the periods indicated therein and (ii) management's financial reports comparing actual financial results for the period to the current budget for the period;

     (e)  Certificate of No Default. Lessee shall provide to Lessor,
          -------------------------
concurrently with the delivery of each of the financial statements referred to in Subsection (c) above, a certificate of the Chief Financial Officer of Mail-
       ----------------
Well (i) stating that, to the best of such officer's knowledge, no Default has occurred and is continuing or, if a Default has occurred and is continuing, stating the nature thereof and the action that has been taken and is proposed to be taken with respect thereto, and (h) showing (with respect to each certificate delivered concurrently with the delivery of each of the financial statements referred to in Subsection (b) or (c) above in reasonable detail the calculations
                   -----------------
demonstrating compliance with Section XX;

     (f)  Budget. Lessee shall provide to Lessor, as soon as available and in
          ------
any event before the beginning of each fiscal year of the Lessee, a copy of the budget of the Lessee and its Subsidiaries for such fiscal year (segregated by entity and quarter and setting forth all material assumptions);

     (g)  Notice of Litigation. Lessee shall provide to Lessor, promptly after
          --------------------
the commencement thereof, notice of all actions, suits and proceedings before any governmental authority or arbitrator affecting the Lessee which, if determined adversely, could result in a material adverse change to the Lessee's business of financial condition;

     (h)  Notice of Material Adverse Change. Lessee shall provide to Lessor,
          ---------------------------------
within five Business Days after the Lessee becomes aware thereof, written notice of any matter that could be a material adverse change in the Lessee's business or financial condition;

     (i)  General Information. Lessee shall provide to Lessor, promptly, such
          -------------------
other information concerning the Loan Parties and their respective Subsidiaries as the Lessor may from time to time reasonably request; and

     (j) Lessee will permit Lessor to inspect any Equipment during normal business hours upon reasonable notice.

     (k) Lessee will keep the Equipment at the Equipment Location (specified in the applicable Schedule within the Continental United States and will promptly notify Lessor of any relocation of Equipment. Upon the written request of Lessor, Lessee will notify Lessor forthwith in writing of the location of any Equipment as of the date of such notification.

     (l) Lessee will promptly and fully report to Lessor in writing if any Equipment is lost or damaged (where the estimated repair costs would exceed ten percent (10%) of its then fair market value), or is otherwise involved in an accident causing personal injury or property damage.

     (f) Within thirty (30) days after any request by Lessor, Lessee will furnish a certificate of an authorized officer of Lessee stating that he has reviewed the activities of Lessee and that, to the best of his knowledge, there exists no Default (as hereinafter defined) or event which, with the giving of notice or the lapse of time (or both), would become such a Default.


V.   DELIVERY, USE AND OPERATION:

     (a) All Equipment shall be shipped directly from the Supplier to Lessee.

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      (b) Lessee agrees that the Equipment will be used by Lessee solely in the conduct of its business and in a manner complying with all applicable Federal, state, and local laws and regulations, and any applicable insurance policies, and Lessee shall not discontinue use of the Equipment.

      (c) Lessee will keep the Equipment free and clear of all liens and encumbrances other than those which result from acts of Lessor.


VI.   SERVICE:

      (a) Lessee will, at its sole expense, maintain each unit of Equipment in good operating order, repair, condition and appearance in accordance with manufacturer's recommendations, normal wear and tear excepted. Lessee shall, if at any time reasonably requested by Lessor, affix in a prominent position on each unit of Equipment plates, tags or other identifying labels showing the interest therein of Lessor.

      (b) Lessee will not, without the prior consent of Lessor, affix or install any accessory, equipment or device on any Equipment if such addition will impair the value, originally intended function or use of such Equipment. All additions, repairs, parts, supplies, accessories, equipment, and devices furnished, attached or affixed to any Equipment which are not readily removable shall be made only in compliance with applicable law, shall be free and clear of all liens, encumbrances or rights of others, and shall become the property of Lessor. Lessee will not, without the prior written consent of Lessor, which consent will not be unreasonably withheld, and subject to such conditions as Lessor may impose for its protection, affix or install any Equipment to or in any other personal or real property.

      (c) Any alterations or modifications to the Equipment that may, at any time during the term of this Agreement, be required to comply with any applicable law, rule or regulation shall be made at the expense of Lessee.


VII.  STIPULATED LOSS VALUE:

      Lessee shall promptly and fully notify Lessor in writing if any unit of Equipment shall be or become worn out, lost, stolen, destroyed, irreparably damaged in the reasonable determination of Lessee, or permanently rendered unfit for use from any cause whatsoever (such occurrences being hereinafter called "Casualty Occurrences"). On the Rental Payment Date next succeeding a Casualty Occurrence (the "Payment Date"), Lessee shall either (as selected by Lessee):

      (a) replace the unit of Equipment having suffered the Casualty Occurrence with equipment of comparable make and model, having an equal or greater value and utility, free and clear of all liens and encumbrances, and shall deliver to Lessor a bill of sale, an Equipment Schedule, such Uniform Commercial Code financing statements or statements of amendment and such other documents, instruments, filings and/or certificates as reasonably may be required by Lessor with respect to such replacement Equipment; or

      (b) pay Lessor the sum of (x) the Stipulated Loss Value of such unit calculated in accordance with Annex D as of the Rent Payment Date next preceding such Casualty Occurrence ("Calculation Date"); and (y) all rental and other amounts which are due hereunder as of the Payment Date. Upon payment of all sums due hereunder, the term of this lease as to such unit shall terminate and (except in the case of the loss, theft or complete destruction of such unit) Lessor shall be entitled to recover possession of such unit.


VIII. LOSS OR DAMAGE:

      Lessee hereby assumes and shall bear the entire risk of any loss, theft, damage to, or destruction of, any unit of Equipment from any cause whatsoever from the time the Equipment is shipped to Lessee.

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IX.  INSURANCE:

     Lessee agrees, at its own expense, to keep all Equipment insured for such amounts as specified in Paragraph D of the Equipment Schedule and against such hazards as Lessor may require, including, but not limited to, insurance for damage to or loss of such Equipment and liability coverage for personal injuries, death or property damage, with Lessor named as additional insured and with a loss payable clause in favor of Lessor, as its interest may appear, irrespective of any breach of warranty or other act or omission of Lessee. All such policies shall be with companies, and on terms, reasonably satisfactory to Lessor. Lessee agrees to deliver to Lessor evidence of insurance reasonably satisfactory to Lessor. No insurance shall be subject to any co-insurance clause. Lessee hereby appoints Lessor as Lessee's attorney-in-fact to make proof of loss and claim for insurance, and to make adjustments with insurers and to receive payment of and execute or endorse all documents, checks or drafts in connection with payments made as a result of such insurance policies. Any expense of Lessor in adjusting or collecting insurance shall be borne by Lessee. With respect to claims, Lessee will not make adjustments with insurers except
(i) with respect to claims, for damage to any unit of Equipment where the repair costs do not exceed ten (10%) of such unit's fair market value, or (ii) with Lessor's written consent. Said policies shall provide that the insurance may not be altered or canceled by the insurer until after thirty (30) days written notice to Lessor. Lessor may, at its option, apply proceeds of insurance, in whole or in part, to (i) repair or replace Equipment or any portion thereof, or
(ii) satisfy any obligation of Lessee to Lessor hereunder.


X.   RETURN OF EQUIPMENT:

     (a) Upon any expiration or termination of this Agreement or any Schedule, unless Lessee shall have exercised its extension option pursuant to Section XVIII(a) hereof, or its renewal option pursuant to Section XVIII(b) hereof, or its purchase option pursuant to Section XVIII(d) hereof, Lessee shall promptly, at its own cost and expense: (i) perform any testing and repairs required to place the affected units of Equipment in the same condition and appearance as when received by Lessee (reasonable wear and tear excepted) and in good working order for their originally intended purpose; (ii) if deinstallation, disassembly or crating is required, cause such units, to be deinstalled, disassembled and crated by an authorized manufacturer's, representative or such other service person as is satisfactory to Lessor; (iii) return such units, free and clear of all liens and encumbrances, to a location within the continental United States, as Lessor shall direct; and (iv) comply with the provisions of Annex F to the Schedule.

     (b) Until Lessee has fully complied with the requirements of Paragraph (a) above, Lessee's Rent payment obligation and all other obligations under this Agreement shall continue from month to month notwithstanding any expiration or termination of the Term. Lessor may terminate such continued Leasehold interest upon ten (10) days' notice to Lessee. In addition to these Rents, Lessor shall have all of its other rights, and remedies, available as a result of this nonperformance.

XI.  DEFAULT:

     (a) Lessor may in writing declare this, Agreement in default ("Default") if: (1) Lessee breaches its obligation to pay Rent or any other sum when due and fails to cure the breach within ten (10) days; (2) Lessee fails to obtain and maintain the insurance coverages at all times during the Term in accordance with Section IX hereof; (3) Lessee breaches any of its other obligations hereunder and fails to cure that breach within thirty (30) days after written notice thereof; (4) any material representation or material warranty made by Lessee in connection with this Agreement shall be false or misleading in any material respect; (5) Lessee becomes insolvent or ceases to do business as a going concern; (6) any Equipment is illegally used and fails to cure the breach within ten (10) days of written notice by Lessor; (7) a petition is filed by or against Lessee under any bankruptcy or insolvency laws,; (8) Lessee shall have terminated its corporate existence, consolidated with, merged into, or conveyed or leased substantially all of its assets as an entirety to any person (such actions being referred to as an "Event"), unless, not less than sixty (60) days, prior to such Event: (x) such person is organized and existing under the laws of the United States or any state, and executes and delivers to Lessor an agreement containing an effective assumption by such person of the due and punctual performance of this Lease; and (y) Lessor is reasonably satisfied as to the creditworthiness of such person; (9) there occurs a default under any guaranty executed in connection with

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this Agreement; or (10) Lessee shall be in default under any obligation which is in excess of $10,000,000.00 for (i) borrowed money, (ii) the deferred purchase price of property or (iii) any lease agreement, and the occurrence of such default entitles the obligee thereof to exercise remedies with respect thereto. Such declaration shall apply to all Schedules except as specifically excepted by Lessor.

     (b) After Default, Lessee shall, without further demand, forthwith pay to Lessor (i) as liquidated damages for loss of a bargain and not as a penalty, the Stipulated Loss Value of the Equipment (calculated in accordance with Annex D as of the Rent Payment Date next preceding the declaration of default), and (ii) all Rents and other sums then due hereunder. If Lessee fails to pay the amounts specified in the preceding sentence, then, at the request of Lessor, Lessee shall comply with the provisions of Section X(a) hereof. Lessee hereby authorizes Lessor to enter, with legal process, but without a breach of the peace, any premises where any Equipment is located and take possession thereof. Lessor may, but shall not be required to, sell Equipment at private or public sale, in bulk or in parcels, with or without notice (if no notice is required by law; but if notice is required by law, the parties agree that ten
(10) days advance notice is deemed sufficient), and without having the Equipment present at the place of sale; or Lessor may, but shall not be required to, lease, otherwise dispose of or keep idle all or part of the Equipment; and Lessor may use Lessee's premises for any or all of the foregoing without liability for rent, costs, damages or otherwise. The proceeds of sale, lease or other disposition, if any, shall be applied in the following order of priorities: (1) to pay all of Lessor's costs, charges and expenses incurred in taking, removing, holding, repairing and selling, leasing or otherwise disposing of Equipment; then, (2) to the extent not previously paid by Lessee, to pay Lessor all sums due from Lessee hereunder; then (3) to reimburse to Lessee any sums previously paid by Lessee as Liquidated damages; and (4) any surplus shall be paid to Lessee. Lessee shall pay any deficiency in clauses (1) and (2) forthwith.

     (c) In addition to the foregoing rights, Lessor may terminate the lease as to any or all of the Equipment.

     (d) The foregoing remedies are cumulative, and any or all thereof may be exercised in lieu of or in addition to each other or any remedies at law, in equity, or under statute. Lessee waives notice of sale or other disposition (and the time and place thereof), and the manner and place of any advertising. If permitted by law, Lessee shall pay reasonable attorney's fees actually incurred by Lessor in enforcing the provisions of this Lease and any ancillary documents. Waiver of any default shall not be a waiver of any other or subsequent default.

     (e) Any default under the terms of this or any other agreement between Lessor and Lessee may be declared by Lessor a default under this and any such other agreement.


XII. ASSIGNMENT:

     (a) LESSEE SHALL NOT ASSIGN, MORTGAGE, SUBLET OR HYPOTHECATE ANY EQUIPMENT OR THE INTEREST OF LESSEE HEREUNDER WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD.

     (b) Lessor may, without the consent of Lessee, assign this Agreement or any Schedule, or the right to enter into any Schedule. Lessor shall provide Lessee with ten (10) days prior notice of any assignment. Lessee agrees that it will pay all Rent and other amounts payable under each Schedule to the Lessor named therein; provided, however, if Lessee receives written notice of an assignment from Lessor, Lessee will pay all Rent and other amounts payable under any assigned Schedule to such assignee or as instructed by Lessor. Each Schedule, incorporating by reference the terms and conditions of this Agreement, constitutes a separate instrument of lease, and the Lessor named therein or its assignee shall have all rights as "Lessor" thereunder separately exercisable by such named Lessor or assignee as the case may be, exclusively and independently of Lessor or any assignee with respect to other Schedules executed pursuant hereto. Without limiting the generality of the foregoing, the grant of security interest in Section XVII(b) hereof shall, as it relates to the Equipment leased under each Schedule (and to the proceeds and other collateral referred to in Section XVII(b)), be deemed to have been granted solely to the Lessor named

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therein, or to its assignee, as applicable and such Equipment (and other related collateral) shall not be deemed to collateralize Lessee's obligations, under any of the Schedules to which such named Lessor or assignee, as the case may be, is not a party. Lessee further agrees to confirm in writing receipt of a notice of assignment as reasonably may be requested by assignee. Lessee hereby waives and agrees, not to assert against any such assignee any defense, set-off, recoupment claim or counterclaim which Lessee has or may at any time have against Lessor or any other person for any reason whatsoever.

      (c) Lessee acknowledges that it has been advised that General Electric Capital Corporation is acting hereunder for itself and as agent for certain third parties (each being herein referred to as a "Participant" and, collectively, as the "Participants"); that the interest of the Lessor in this Agreement, the Equipment Schedules, related instruments, and documents and/or the Equipment may be conveyed to, in whole or in part, and may be used as security for financing obtained from, one or more third parties, without the consent of Lessee (the "Syndication"). Lessee agrees reasonably to cooperate with Lessor in connection with the Syndication, including the execution and delivery of such other documents, instruments, notices, opinions, certificates and acknowledgments, as reasonably may be required by Lessor or such Participant; provided, however in any event shall Lessee be required to consent to any change that would adversely affect any of the economic terms of the transactions contemplated herein.

      (d) Subject always to the foregoing, this Agreement inures to the benefit of, and is binding upon, the successors and assigns of the parties hereto.

XIII. NET LEASE; NO SET-OFF, ETC.:

      This, Agreement is a net lease. Lessee's obligation to pay Rent and other amounts due hereunder shall be absolute and unconditional. Lessee shall not be entitled to any abatement or reductions, of, or set-offs against, said Rent or other amounts, including, without limitation, those arising or allegedly arising out of claims, (present or future, alleged or actual, and including claims arising out of strict liability in tort or negligence of Lessor) of Lessee against Lessor under this Agreement or otherwise. This Agreement shall not terminate and the obligations of Lessee shall not be affected by reason of any defect in or damage to, or loss of possession, use or destruction of, any Equipment from whatsoever cause. It is, the intention of the parties, that Rents and other amounts due hereunder shall continue to be payable in all events in the manner and at the times set forth herein unless the obligation to do so shall have been terminated pursuant to the express terms hereof.


XIV.  INDEMNIFICATION:

      (a) Lessee hereby agrees to indemnify, save and keep harmless Lessor, the Participants, their agents, employees, successors and assigns, from and against any and all losses, damages, penalties, injuries, claims, actions and suits, including legal expenses, of whatsoever kind and nature, in contract or tort, and including, but not limited to, Lessor's, strict liability in tort, arising out of (i) the selection, manufacture, purchase, acceptance or rejection of Equipment, the ownership of Equipment during the Term, and the delivery, lease, possession, maintenance, uses, condition, return or operation of the Equipment (including, without limitation, latent and other defects, whether or not discoverable by Lessor or Lessee and any claim for patent, trademark or copyright infringement or environmental damage), or (ii) the condition of Equipment sold or disposed of after use by Lessee, any subleases or employees of Lessee. Lessee shall, upon request, defend any actions based on, or arising out of, any of the foregoing.

      (b) All of Lessor's rights, privileges and indemnities contained in this Section shall survive the expiration or other termination of this Agreement and the rights, privileges and indemnities contained herein are expressly made for the benefit of, and shall be enforceable by Lessor, its successors and assigns.


XV.   DISCLAIMER:

      LESSEE ACKNOWLEDGES THAT IT HAS SELECTED THE EQUIPMENT WITHOUT ANY ASSISTANCE FROM LESSOR, ITS AGENTS OR EMPLOYEES. LESSOR DOES NOT MAKE, HAS NOT MADE, NOR SHALL

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BE DEEMED TO MAKE OR HAVE MADE, ANY WARRANTY OR REPRESENTATION, EITHER EXPRESS
OR IMPLIED, WRITTEN OR ORAL, WITH RESPECT TO THE EQUIPMENT LEASED HEREUNDER OR ANY COMPONENT THEREOF. INCLUDING, WITHOUT LIMITATION, ANY WARRANTY AS TO DESIGN, COMPLIANCE WITH SPECIFICATIONS, QUALITY OF MATERIALS OR WORKMANSHIP, MERCHANTABILITY, FITNESS FOR ANY PURPOSE, USE OR OPERATION, SAFETY, PATENT, TRADEMARK OR COPYRIGHT INFRINGEMENT, OR TITLE. All such risks, as between Lessor and Lessee, are to be borne by Lessee. Without limiting the foregoing, Lessor shall have no responsibility or liability to Lessee or any other person with respect to any of the following (i) any liability, loss or damage caused or alleged to be caused directly or indirectly by any Equipment, any inadequacy thereof, any deficiency or defect (latent or otherwise) therein, or any other circumstance in connection therewith; (ii) the use, operation or performance of any Equipment or any risks relating thereto; (iii) any interruption of service, loss of business or anticipated profits or consequential damages; or (iv) the delivery, operation, servicing, maintenance, repair, improvement or replacement of any Equipment. If, and so long as, no default exists under this Lease, Lessee shall be, and hereby is, authorized during the term of this Lease to assert and enforce, at Lessee's sole cost and expense, from time to time, in the name of and for the account of Lessor and/or Lessee, as their interests may appear, whatever claims and rights Lessor may have against any Supplier of the Equipment.


XVI.  REPRESENTATIONS AND WARRANTIES OF LESSEE:

      Lessee hereby represents and warrants to Lessor that on the date hereof and on the date of execution of each Schedule:

      (a) Lessee has adequate power and capacity to enter into, and perform under, this Agreement and all related documents (together, the "Documents") and is duly qualified to do business wherever necessary to carry on its present business and operations, including the jurisdiction(s) where the Equipment is or is to be located.

      (b) The Documents have been duly authorized, executed and delivered by Lessee and constitute valid, legal and binding agreements, enforceable in accordance with their terms, except to the extent that the enforcement of remedies therein provided may be limited under applicable bankruptcy and insolvency laws.

      (c) No approval, consent or withholding of objections is required from any governmental authority or instrumentality with respect to the entry into or performance by Lessee of the Documents except such as have already been obtained.

      (d) The entry into and performance by Lessee of the Documents will not:
(i) violate any judgment, order, law or regulation applicable to Lessee or any provision of Lessee's articles of incorporation, charter or by-laws; or (ii) result in any breach of, constitute a default under or result in the creation of any lien, charge, security interest or other encumbrance upon any Equipment pursuant to any indenture, mortgage, deed of trust, bank loan or credit agreement or other instrument (other than this Agreement) to which Lessee is a party.

      (e) There are no suits or proceedings pending or threatened in court or before any commission, board or other administrative agency against or affecting Lessee, which will have a material adverse effect on the ability of Lessee to fulfill its obligations under this Agreement.

      (f) The Equipment accepted under any Certificate of Acceptance is and will remain tangible personal property.

      (g) Each financial statement delivered to Lessor has been prepared in accordance with GAAP, and since the date of the most recent such financial statement, there has been no material adverse change.

      (h) Lessee is duly incorporated and will be at all times validly existing and in good standing under the laws of the state of its incorporation (specified in the first sentence of this Agreement).

      (i) The Equipment will at all times be used for commercial or business purposes.


XVII. OWNERSHIP FOR TAX PURPOSES; GRANT OF SECURITY' INTEREST; USURY SAVINGS:

      (a) For income tax purposes, Lessor will treat Lessee as the owner of the Equipment. Accordingly, Lessor agrees (i) to treat Lessee as the owner of the Equipment on its federal income tax return, (ii) not to take actions or positions, inconsistent with such treatment on or with respect to its federal income tax return, and (iii) not to claim any tax benefits available to an owner of the Equipment on or with respect to its federal income tax return. The foregoing undertakings by Lessor shall not be violated by Lessor's taking a tax position inconsistent with the foregoing sentence to the extent such position is required by law or is taken through inadvertence so long as such inadvertent tax position is reversed by Lessor promptly upon its discovery. Lessor shall in no event be liable to lessee if Lessee fails to secure any of the tax benefits available to the owner of the Equipment.

      (b) In order to secure the prompt payment of the Rent and all of the other amounts from time to time outstanding under and with respect to the Schedules, and the performance and observance by Lessee of all the agreements, covenants and provisions thereof (including, without limitation, all of the agreements, covenants and provisions of the Lease that are incorporated therein), Lessee hereby Grants to Lessor a first priority security interest in the Equipment leased under the Schedules, together with all additions, attachments, accessions, accessories and accessions thereto whether or not furnished by the supplier of the Equipment and any and all substitutions, replacements or exchanges therefor, in each such case in which Lessee shall from time to time acquire an interest, and any and all insurance and/or other proceeds (but without power of sale) of the property in and against which a security interest is granted hereunder.

      (c) It is the intention of the parties hereto to comply with any applicable usury laws to the extent that any Schedule is determined to be subject to such laws; accordingly, it is agreed that, notwithstanding any provision to the contrary in any Schedule or the Lease, in no event shall any Schedule require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for, charged or received under any Schedule or the Lease, or in the event that all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under any Schedule or the Lease shall exceed the maximum amount of interest permitted by applicable law, then in such event (1) the provisions of this paragraph shall govern and control, (2) neither Lessee nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable law, (3) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to Lessee, at the option of the Lessor, and (4) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable law as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under any Schedule or the Lease which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness, evidenced hereby, all interest at any time contracted for, charged or received from Lessee or otherwise by Lessor in connection with such indebtedness; provided, however, that if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for Lessor to receive a greater interest per annum rate than is presently allowed, the Lessee agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest per annum rate allowed by the amended state law or the law of the United States of America (but not in excess of the interest rate contemplated hereunder).

 XVIII.  END OF LEASE OPTIONS.

         Provided that Lessee is not then in default under this Agreement or any other agreement between Lessor and Lessee, Lessee shall only have the option, upon the expiration of the term of the first Schedule to expire, to return, or to purchase all (but not less than all) of the Equipment leased under all Schedules executed hereunder upon the following terms and conditions. The option exercised for the first Schedule to expire shall be the option exercised automatically under all other Schedules hereunder.

             (a) Return. So long as Lessee shall not have exercised its purchase
                 ------
 option pursuant to this Section, Lessee shall have the option, upon the expiration of the term of each Schedule, to return all (but not Less than All) of the Equipment described on all Schedules executed hereunder, to Lessor upon the following terms and conditions: If Lessee desires to exercise this option, Lessee shall (i) pay to Lessor on the last day of the term of this Agreement with respect to each individual Schedule, in addition to the scheduled Rent then due on such date and all other sums then due hereunder, a terminal rental adjustment amount equal to the Fixed Purchase Price of such Equipment, and (ii) return the Equipment to Lessor in accordance with Section X hereof. Thereafter, upon return of all of the Equipment described on all Schedules executed hereunder, Lessor and Lessee shall arrange for the commercially reasonable sale, scrap or other disposition of the Equipment. Upon satisfaction of the conditions specified in this Paragraph (a), Lessor will transfer, on an AS IS, WHERE IS BASIS, without recourse or warranty, express or implied, of any kind whatsoever, all of Lessor's interest in and to the Equipment. Lessor shall not be required to make and may specifically disclaim any representation or warranty as the condition of such Equipment and other matters (except that Lessor shall warrant that it has conveyed whatever interest it received in the Equipment free and clear of any liens or encumbrances created by, through or under Lessor). Lessor shall execute and deliver to Lessee such Uniform Commercial Code Statements of Termination as reasonably may be required in order to terminate any interest of Lessor in and to the Equipment. Upon the sale, scrap or other disposition of the Equipment the net sales proceeds with respect to the Equipment sold will be paid to, and held and applied by, Lessor as follows: Lessor shall promptly thereafter pay to Lessee an amount equal to the Residual Risk Amount (as specified in the Schedule) of the Equipment (less all reasonable costs, expenses and fees, including storage, reasonable and necessary maintenance and other remarketing fees incurred in connection with the sale, scrap, or disposition of such Equipment) plus all net proceeds, if any, of such sale in excess of the Residual Risk Amount of the Equipment and applicable taxes, if any.

             (b) Purchase. So long as Lessee shall not have exercised its option
                 --------
 to return the Equipment pursuant to this Section, Lessee shall have the option, upon the expiration of the term of each Schedule, to purchase all (but not less than all) of the Equipment described on all Schedules executed hereunder upon the following terms and conditions: If Lessee desires to exercise this option with respect to the Equipment, Lessee shall pay to Lessor on the last day of the Term with respect to each individual Schedule, in addition to the scheduled Rent (if any) then due on such date and all other sums then due hereunder, in cash the purchase price for the Equipment so purchased, determined as hereinafter provided. The purchase price of the Equipment shall be an amount equal to the Fixed Purchase Price of such Equipment (as specified on the Schedule), plus all taxes and charges upon sale and all other reasonable and documented expenses incurred by Lessor in connection with such sale, including, without limitation, any such expenses incurred based on a notice from Lessee to Lessor that Lessee intended to return any such items of Equipment. Upon satisfaction of the conditions specified in this Paragraph, Lessor will transfer, on an AS IS, WHERE IS BASIS, without recourse or warranty, express or implied, of any kind whatsoever, all of Lessor's interest in and to the Equipment. Lessor shall not be required to make and may specifically disclaim any representation or warranty as to the condition of such Equipment and other matters (except that Lessor shall warrant that it has conveyed whatever interest it received in the Equipment free and clear of any lien or encumbrance created by, through or under Lessor). Lessor shall execute and deliver to Leasee such Uniform Commercial Code Statements of Termination as reasonably may be required in order to terminate any interest of Lessor in and to the Equipment.

             (c) Notice of Election. Lessee shall give Lessor written notice of
                 ------------------
  its election of the options specified in this Section not less than one hundred eighty (180) days nor more than three hundred sixty-five (365) days before the expiration of the Basic Term of the first Schedule to be executed under this Agreement (such expiration date, the "Expiration Date"); provided,
                                                                      --------
  however, Lessor agrees that (i) it will give Lessee notice at least 210 days
  -------
  prior to the Expiration Date that the notice of election is required to be delivered on or before the 180th day prior to the Expiration Date (such notice by Lessor, the "Lessor's Notice"), and (ii) in the event Lessor fails to deliver the Lessor's Notice to Lessee on or prior to such 210th day, Lessee may (as its sole remedy with respect thereto) delay its delivery of its notice of election until the 30th day after receiving Lessor's Notice. Such election shall be effective with respect to all Equipment described on all Schedules executed hereunder. If Lessee fails timely to provide such notice, without further action Lessee automatically shall be deemed to have elected to purchase the Equipment pursuant to Paragraph (b).

XIX.     EARLY TERMINATION

         (a) On or after the First Termination Date (specified in the applicable Schedule), Lessee may, so long as no default exists hereunder, terminate this Agreement as to all (but not less than all) of the Equipment on such Schedule as of a rent payment date ("Termination Date") upon at least ninety (90) days prior written notice to Lessor.

         (b) Lessee shall, and Lessor may, solicit cash bids for the Equipment on an AS IS, WHERE IS BASIS without recourse to or warranty from Lessor, express or implied ("AS IS BASIS"). Prior to the Termination Date, Lessee shall (i) certify to Lessor any bids received by Lessee and (ii) pay to Lessor (A) the Termination Value (calculated as of the rental due on the Termination Date) for the Equipment, and (B) all rent and other sums due and unpaid as of the Termination Date.

         (c) Provided that all amounts due hereunder have been paid on the Termination Date, Lessor shall (i) sell the Equipment on an AS IS BASIS for cash to the highest bidder and (ii) refund the proceeds of such sale (net of any related expenses) to Lessee up to the amount of the Termination Value. If such sale is not consummated, no termination shall occur and Lessor shall refund the Termination Value (less any expenses incurred by Lessor) to Lessee.

         (d) Notwithstanding the foregoing, Lessor may elect by written notice, at any time prior to the Termination Date, not to sell the Equipment. In that event, on the Termination Date Lessee shall (i) return the Equipment (in accordance with Section XI) and (ii) pay to Lessor all amounts required under
Section XVIII(b) less the amount of the highest bid certified by Lessee to Lessor.

XX.      FINANCIAL COVENANTS

         The Lessee covenants and agrees that, as long as there is any obligation outstanding hereunder, the Lessee (which term, for the purpose of this Section XX only, shall mean Mail-Well I Corporation and its Subsidiaries) will perform and observe the following covenants:

         (a) Consolidated Current Ratio. The Lessee will at all times maintain a
             --------------------------
Consolidated Current Ratio of not less than 1.00 to 1.00.

         (b) Consolidated Net Worth. The Lessee will at all times maintain
             ----------------------
Consolidated Net Worth in an amount not less than the sum of (a) $50,000,000, plus (b) 75 % of cumulative Consolidated Net Income, if positive for any fiscal
----
quarter, i.e., exclusive of negative Consolidated Net Income for any fiscal quarter, after July 31, 1995, plus (c) all Net Proceeds of each Equity Issuance
                              ----
after July 31, 1995 up to $50,000,000.

         (c) Ratio of Total Debt to EBITDA. The Lessee will not permit the
             -----------------------------
ratio, calculated as of the end of each fiscal quarter of the Lessee commencing with the fiscal quarter ended September 30, 1996, of (i) Total Debt to (ii) EBITDA for the four fiscal quarters of the Lessee then ended, to exceed the ratio set forth below for the period during which such fiscal quarter end occurs:

                      Period                                     Ratio
                      ------                                     -----
From January 1, 1996, through December 31, 1996              4.75 to 1.00
From January 1, 1997, through December 31, 1997              4.25 to 1.00
From January 1, 1998, through December 31, 1998              3.75 to 1.00


From January 1, 1999, through December 31, 1999                   3.25 to 1.00
From January 1, 2000, and at all times thereafter                 2.75 to 1.00


         (d) Ratio of Total Debt to Total Capitalization. The Lessee will
             -------------------------------------------
not permit the ratio, calculated as of the end of each fiscal quarter of the Lessee, of Total Debt to Total Capitalization to exceed the ratio set forth below for the period during which such fiscal quarter end occurs:


                    Period                                        Ratio
                    ------                                        -----
From December 31, 1995 through December 31, 1996                 0.900 to 1.00
From January 1, 1997, through December 31, 1997                  0.850 to 1.00
From January 1, 1998, through December 31, 1998                  0.775 to 1.00
From January 1, 1999, through December 31, 1999                  0.725 to 1.00
From January 1, 2000, and at all times there-after               0.675 to 1.00


         (e) Consolidated Fixed Charge Coverage Ratio. The Lessee will not
             ----------------------------------------
permit the Consolidated Fixed Charge Coverage Ratio, calculated as of the end of each fiscal quarter of the Lessee commencing with the fiscal quarter ended September 30, 1996, for the four fiscal quarters of the Lessee then ended, to be less than the ratio set forth below for the period during which such fiscal quarter end occurs:

             Period                                               Ratio
             ------                                               -----
From January 1, 1996, through December 31, 1997                   1.05 to 1.00
From January 1, 1998, and at all times thereafter                 1.10 to 1.00

         (f) Consolidated Interest Coverage Ratio. The Lessee will not permit
             ------------------------------------
the Consolidated Interest Coverage Ratio, calculated as of the end of each fiscal quarter of the Lessee commencing with the fiscal quarter ended September 30, 1996, for the four fiscal quarters of the Lessee then ended, to be less than the ratio set forth below for the period during which such fiscal quarter end occurs:


             Period                                               Ratio
             ------                                               -----
From January 1, 1996, through December 31, 1996                   2.25 to 1.00
From January 1, 1997, through December 31, 1997                   2.50 to 1.00
From January 1, 1998, through December 31, 1998                   2.75 to 1.00
From January 1, 1999, through December 31, 1999                   3.25 to 1.00
From January 1, 2000, and at all times thereafter                 3.75 to 1.00


         (g) Financial Covenants and Reporting. The financial covenants
             ---------------------------------
contained in Article 10 shall be calculated as follows: (i) all such covenants shall be calculated on a consolidated basis for the Lessee and its Subsidiaries (including, without limitation, Supremex and its Subsidiaries), (ii) EBITDA as a component used in calculating the financial covenant contained herein shall be calculated based on the four fiscal quarters of the Lessee then most recently ended, (iii) EBITDA, Capital Expenditures and Consolidated Interest Expense, as a component used in calculating the financial covenants contained in Section XX shall be calculated based on the four fiscal quarters of the Lessee then most recently ended, and (iv) taxes paid or payable in cash as a component used in calculating the financial covenant contained in Section XX shall be calculated based on the four fiscal quarters of the Lessee then most recently ended. Notwithstanding anything to the contrary contained in this Agreement, any reference in Section XX of this Agreement to the first, second or third fiscal quarter of the Lessee ending on March 31, June 30 or September 30, respectively, or to any such date, shall mean and refer to such first, second or third fiscal quarter of the Lessee ending on or about March 31, June 30 or September 30, respectively, or to the date on or about such date when the applicable fiscal quarter of the Lessee actually ends, respectively, until the Lessee has modified its accounting procedures to fix the last day of its first three fiscal quarters at March 31, June 30 and September 30, respectively.

         (h) As used herein the following terms shall have the following meanings:

         "Capital Expenditures" means, for any period, expenditures (including
          --------------------
the aggregate amount of Capital Lease Obligations incurred during such period) made by the Lessee or any of its Subsidiaries to acquire or construct fixed assets, plant or equipment (including renewals, improvements or replacements, but excluding repairs) during such period and which, in accordance with GAAP, are classified as capital expenditures, exclusive of any expenditures for Future Acquisitions.

         "Capital Lease Obligations" means, as to any Person, the obligations
          -------------------------
of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal Property, which obligations are classified as a capital lease on a balance sheet of such Person under GAAP. For purposes of this Agreement, the amount of such Capital Lease Obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

         "Consolidated Current Assets" means, at any particular time, all
          ---------------------------
amounts which, in conformity with GAAP, would be included as current assets on a consolidated balance sheet of the Lessee and its Subsidiaries.

         "Consolidated Current Liabilities" means, at any particular time, all
          --------------------------------
amounts which, in conformity with GAAP, would be included as current liabilities on a consolidated balance sheet of the Lessee and its Subsidiaries, less, in connection with any calculation of Consolidated Current Liabilities during the 12-month period immediately preceding the Revolving Credit Loans Maturity Date, the outstanding principal amount of the Revolving Credit Loans and the Supremex Revolving Credit Loans.

         "Consolidated Current Ratio" means, at any particular time, the ratio
          --------------------------
of Consolidated Current Assets to Consolidated Current Liabilities.

         "Consolidated Fixed Charge Coverage Ratio" means, for any period, the
          ----------------------------------------
ratio of (a) (i) EBITDA of the Lessee and its Subsidiaries for such period minus
                                                                           -----
(ii) taxes of the Lessee and its Subsidiaries paid or payable in cash during such period, to (b) the Fixed Charges of the Lessee and its Subsidiaries for such period.

         "Consolidated Funded Debt" means, at any particular time, (a) all
          ------------------------
Debt of the Lessee and its Subsidiaries which matures by its terms, or is renewable at the option of the Lessee or any of its Subsidiaries, to a date more than one year after the original creation of such Debt and (b) all other Debt which would be classified as "funded indebtedness" or "long-term indebtedness" on a consolidated balance sheet of the Lessee and its Subsidiaries as of such date in accordance with GAAP.

         "Consolidated Interest Coverage Ratio" means, for any period, the
          ------------------------------------
ratio of (a) EBITDA of the Lessee and its Subsidiaries for such period to (b) Consolidated Interest Expense for such period.

         "Consolidated Interest Expense" means, for any period, all interest
          -----------------------------
on Debt of the Lessee and its Subsidiaries paid or accrued during such period, including the interest portion of payments under Capital Lease Obligations.

         "Consolidated Net Worth" means, at any particular time, all amounts
          ----------------------
which, in conformity with GAAP, would be included as stockholders' equity on a consolidated balance sheet of the Lessee and its Subsidiaries plus any deductions made for currency translation adjustments and minus any additions made for currency translation adjustments; provided, however, that, for purposes
                                           -----------------
of the calculation of "Consolidated Net Worth" and notwithstanding any change in GAAP that may occur after the Closing Date, stockholders' equity shall include an amount equal to the remainder (calculated at such time) of (a) the equity contributed by Holdings to the Lessee from proceeds of the issuance of common stock by Holdings to the Mail-Well ESOP minus (b) the outstanding principal balance of the Mail-Well ESOP Loans.

         "Debt" means as to any Person at any time (without duplication): (a)
          ----
all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, notes, debentures, or other similar instruments, (c) all obligations of such Person to pay the deferred purchase price of Property or services, except trade accounts payable of such Person arising in the ordinary course of business that are not past due by more than 90 days, (d) all Capital Lease Obligations of such Person, (e) all Debt of others Guaranteed by such Person, (f) all obligations secured by a Lien existing on Property owned by such Person, whether or not the obligations secured thereby have been assumed by such Person or are non-recourse to such Person, (g) all reimbursement obligations of such Person (whether contingent or otherwise) in respect of letters of credit, bankers' acceptances, surety or other bonds and similar instruments, (h) all obligations of such Person to redeem or retire shares of Capital Stock of such Person, (i) all obligations and liabilities of such Person under Interest Rate Protection Agreements, and (j) all liabilities of such Person in respect of unfunded vested benefits under any Plan.

         "EBITDA" means, for any period, without duplication, the sum of the
          ------
following for the Lessee and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP: (a) Consolidated Net Income, plus
                                                                         ----
(b) Consolidated Interest Expense, plus (c) income and franchise taxes to the
                                   ----
extent deducted in determining Consolidated Net Income, plus (d) depreciation
                                                        ----
and amortization expense and other non-cash items to the extent deducted in determining Consolidated Net Income, minus (e) non-cash income to the extent
                                     -----
included in determining Consolidated Net Income.

         "First Mail-Well ESOP Loan" means the loan made by the Lessee to the
          -------------------------
Mail-Well ESOP on the Closing Date in the aggregate principal amount of $2,999,991 .10 with proceeds of the ESOP Loans funded on the Closing Date to allow the Mail-Well ESOP to purchase 280,373 shares of Holdings Common Stock.

         "Fixed Charges" means, for any period, the sum of (a) Consolidated
          -------------
Interest Expense of the Lessee and its Subsidiaries during such period, plus (b)
                                                                        ----
all scheduled payments (as such scheduled payments are reduced by application of any prepayments) of principal with respect to the Term Loans A, the Term Loans B and the Supremex Terms Loans during such period, plus (c) the lesser of (i)
                                                 ----
actual Capital Expenditures or (ii) Permitted Capital Expenditures of the Lessee and its Subsidiaries during such period.

         "Fourth Mail-Well ESOP Loan" means the loan to be made by the Lessee
          --------------------------
to the Mail-Well ESOP on or before the Additional Term Loans Funding Date in the principal amount of $450,000 with proceeds of the Additional ESOP Loans to allow the Mail-Well ESOP to purchase shares of Holdings Common Stock.

         "Future Acquisitions" means any transaction or series of related
          -------------------
transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition by the Lessee or any of its Subsidiaries of all or substantially all of the assets of a Person or of any business or division of a Person, (b) the acquisition by the Lessee or any of its Subsidiaries of in excess of 50% of the Capital Stock of any Person or otherwise causing any Person to become a Subsidiary, or (c) a merger, consolidation, amalgamation or any other combination with another Person (other than a Person that is a Subsidiary of the Lessee) if the Lessee or a Subsidiary of the Lessee is the surviving entity.

         "GAAP" means generally accepted accounting principles, applied on a
          ----
consistent basis, as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the date in question. Accounting principles are applied on a "consistent basis" when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period

         "Mail-W ESOP Loans", means the First Mail-Well ESOP Loan, the Second
          -----------------
Mail-Well ESOP Loan, the Third Mail-Well ESOP Loan and the Fourth Mail-Well ESOP Loan.

           "Second Mail-Well ESOP Loan" means the loan made by the Lessee to the
            --------------------------
Mail-Well ESOP on or about September 13, 1994 in the principal amount of $244,580.60 to allow the Mail-Well ESOP to purchase 22,858 shares of Holdings Common Stock.

           "Subsidiary" means, with respect to any person, any corporation or
            ----------
other entity of which at least a majority of the outstanding shares of stock or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors (or persons performing similar functions) of such corporation or entity (irrespective of whether or not at the time, in the case of a corporation, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such person or one or more of its Subsidiaries or by such person and one or more of its Subsidiaries

           "Supremix Credit Agreement" means that certain Credit Agreement dated
            -------------------------
as of the Second Restatement Date by and among the Lessee, Supremex, Banque Paribas as agent for the Supremex Lenders and the Supremex Lenders and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof.

           "Supremex Loans" means the "Loans" as such term is defined in the
            --------------
Supremex Credit Agreement.

           "Third Mail-Well ESOP Loan" means the loan made by the Lessee to the
            -------------------------
Mail-Well ESOP on the First Restatement Date in the aggregate principal amount of $1,499,996.25 with proceeds of the ESOP Loans funded on the First Restatement Date to allow the Mail-Well ESOP to purchase an additional 133,333 shares of Holdings Common Stock.

           "Total Capitalization" means, at any particular time, an amount equal
            --------------------
to the sum of (a) Consolidated Funded Debt plus (b) Consolidated Net Worth.
                                           ----
           "Total Debt" means, at any particular time, the aggregate principal
            ----------
amount of all Debt of the Lessee and its Subsidiaries outstanding, determined on a consolidated basis.

           Capitalized Terms not defined herein or in any Schedule hereto shall have the meaning ascribed to them in the Second Amended and Restated Credit Agreement with Mail-Well and Banque Paribas as agent dated July 31, 1995, as such agreement shall have been or shall hereafter be amended, supplemented, restated and/or replaced from time to time (the "Credit Agreement").

           (i) Lessee hereby agrees that (i) Lessee shall have the right et its sole election, to amend the provisions of this Section XX so as to cause them to be consistent with the financial covenants that are then contained in the Credit Agreement, and (ii) such amendments, if any, shall be valid and binding and enforceable against Lessee whether or not the same are acknowledged or consented to by Lessee, by written amendment or otherwise.

XXI.       MISCELLANEOUS:

           (a) LESSEE HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS LEASE, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN LESSEE AND LESSOR RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN LESSEE AND LESSOR. The scope of this waiver is intended to be all encompassing of any and all disputes that may be filed in any court (including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims). THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS LEASE, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

           (b) Any cancellation or termination by Lessor, pursuant to the provision of this Agreement, any Schedule, supplement or amendment hereto, or the lease of any Equipment hereunder, shall not release Lessee from any then outstanding obligations to Lessor hereunder.

           (c) All Equipment shall at all times remain personal property of Lessor regardless of the degree of its annexation to any real property and shall not by reason of any installation in, or affixation to, real or personal property become a part thereof.

           (d) Time is of the essence of this Agreement. Lessor's failure at any time to require strict performance by Lessee of any of the provisions hereof shall not waive or diminish Lessor's right thereafter to demand strict compliance therewith.

           (e) Lessee agrees, upon Lessor's request, to execute any instrument necessary or expedient for filing, recording or perfecting the interest of Lessor.

           (f) All notices required to be given hereunder shall be in writing, personally delivered, delivered by overnight courier service, sent by facsimile transmission (with confirmation of receipt), or sent by certified mail, return receipt requested, addressed to the other party at its respective address stated above or at such other address as such party shall from time to time designate in writing to the other party; and shall be effective from the date of receipt.

           (g) This Agreement and any Schedule and Annexes thereto constitute the entire agreement of the parties with respect to the subject matter hereof. NO VARIATION OR MODIFICATION OF THIS AGREEMENT OR ANY WAIVER OF ANY OF ITS PROVISIONS OR CONDITIONS, SHALL BE VALID UNLESS IN WRITING AND SIGNED BY AN AUTHORIZED REPRESENTATIVE OF THE PARTIES HERETO. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

           (h) The representations, warranties and covenants of Lessee herein shall be deemed to survive the closing hereunder. Lessor's obligations to acquire and lease specific items of Equipment shall be conditioned upon Lessee providing to Lessor such information with respect to Lessee's financial condition as Lessor may require, and Lessor being satisfied that there shall have been no material adverse change in the business or financial condition of Lessee from the date of execution hereof. The obligations of Lessee under Sections III, X, and XIV which accrue during the term of this Agreement and obligations which by their express terms survive the termination of this Agreement, shall survive the termination of this Agreement.

           (i) In case of a failure of Lessee to comply with any provision of this Agreement, Lessor shall have the right, but shall not be obligated, to effect such compliance, in whole or in part; and all moneys reasonably spent and expenses and obligations incurred or assumed by Lessor in effecting such compliance (together with interest thereon at the rate specified in Paragraph
(j) of this Section) shall constitute additional Rent due to Lessor within five
(5) days after the date Lessor sends notice to Lessee requesting payment. Lessor's effecting such compliance shall not be a waiver of Lessee's default.

           (j) Any Rent or other amount not paid to Lessor when due hereunder after three (3) days notice by Lessor to Lessee shall bear interest, both before and after any judgment or termination hereof from the original due date, at the lesser of the Interest Rate (as defined on the applicable Schedule(s)) plus two and one half percent (2.5%) per annum or the maximum rate allowed by law.

           (k) Any provisions in this Agreement and any Schedule which are in conflict with any statute, law or applicable rule shall be deemed omitted, modified or altered to conform thereto.

           XXII: CHOICE OF LAW; JURISDICTION: THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND

CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE EQUIPMENT. The parties agree that any action or proceeding arising out of or relating to this Agreement may be commenced in the United States District Court for the Southern District of New York.

      XXIII: CHATTEL PAPER: To the extent that any Equipment Schedule would constitute chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest therein may be created through the transfer or possession of this Lease in and of itself without the transfer or possession of the original of an Equipment Schedule executed pursuant to this Lease and incorporating the Lease by reference; and no security interest in this Lease and an Equipment Schedule may be created by the transfer or possession of any counterpart of the Equipment Schedule other than the original thereof, which shall be identified as the document marked "Original" and all other counterparts shall be marked "Duplicate".

      XXIV. JOINT AND SEVERAL OBLIGATIONS. The obligations of Mail Well I Corporation, Graphic Arts Center, Inc. Mail-Well, Inc., Mail-West, Pavey Envelope & Tag Corp., Wisco II LLC, and Wisco Envelope Corp. are joint and several, Each reference to the term "Lessee" shall be deemed to refer to each of Mail Well I Corporation, Graphic Arts Center, Inc. Mail-West, Pavey Envelope & Tag Corp., Wisco II LLC, and Wisco Envelope Corp.; each representation and warranty made by Lessee shall be deemed to have been made by each such party; each covenant and undertaking on the part of Lessee shall be deemed individually applicable with respect to each such party; and each event constituting a Default under this Lease shall be determined with respect to each such party. A separate action or actions may be brought and prosecuted against any such party whether an action is brought against any other party or whether any other party is joined in any such action or actions. Each such party waives any right to require Lessor to: (a) proceed against any other party; (b) proceed against or exhaust any security held from any other party; or (c) pursue any other remedy in Lessor's power whatsoever. Notices hereunder required to be provided to Lessee shall be effective if provided to any Paul V. Reilly, Mail-Well, Inc., 23 Inverness Way East, Englewood, CO 80112, with a copy to the Secretary. Any consent on the pair of Lessee hereunder shall be effective when provided by any such party and Lessor shall be entitled to rely upon any notice or consent given by any such party as being notice or consent given by Lessee hereunder.

      In the event any obligation of Lessee under this Lease is deemed to be an agreement by any individual Lessee to answer for the debt or default of another individual Lessee (including each other) or as a hypothecation of property as security therefor, each Lessee represents and warrants that: (x) no representation has been made to it as to the creditworthiness of any other obligor, and (y) it has established adequate means of obtaining from each other obligor on a continuing basis, financial or other information pertaining to each other obligor's financial condition. Each Lessee expressly (i) waives diligence, demand, presentment, protest and notice of every kind and nature whatsoever,
(ii) consents to (and waives any defense, counterclaim, offset, recoupment or other action that might otherwise be deemed to arise absent such consent) the taking by Lessor of any additional security for the obligations securely hereby, or the alteration or release in any manner of, and any other action or inaction of any kind whatsoever with respect to, any security now or hereafter held in connection with any obligations now or hereafter secured by this Lease (including without limitation, any such action or inaction, that constitutes or relates to the existence, value, condition, loss, subordination or other disposition (with or without substitution) or failure to have title to or perfect and maintain a security interest in, or the time, place and manner of any sale or other disposition of, any Equipment leased under, or collateral or security given in connection with, this Agreement, or any other impairment (whether intentional or negligent, by operation of Law or otherwise) of the rights of any Lessee), and (iii) consents (and waives any defense, counterclaim, offset, recoupment or other action that might otherwise be deemed to arise absent such consent) that Lessor and each other Lessee may deal with each other in connection with their respective obligations hereunder or otherwise, or altar any contracts now or hereafter existing between them, in any manner whatsoever, including without limitation the renewal extension, acceleration, changes in time for payment, and increases or decreases in any rent, rate of interest or other amounts owing, all without in any way altering the liability of each Lessee, or affecting any security for such obligations. Should any default be made in the payment of any such obligations or in the terms or conditions of any security held, Lessor is hereby expressly given the right, at its option, to proceed in the enforcement of this Lease independently of any other remedy or security it may at any time hold in connection with such obligations secured and it shall not be necessary for Lessor to proceed upon or against and/or exhaust any other security or remedy before proceeding to enforce its rights against any Lessee. Each Lessee further
(x) waives any right of subrogation, reimbursement, exoneration, contribution, indemnification, setoff or other recourse in respect of sums paid to Lessor by any Lessee; and (y) subordinates in right of payment to the indefeasible payment in full to Lessor of all obligations owed to Lessor under this Agreement and each Equipment Schedule, payment of all amounts now or hereafter owed to such Lessee by any other Lessee, and hereby assigns the same to Lessor as security for all obligations to be paid or otherwise performed by Lessee under the Agreement and each Equipment Schedule. Without limiting the generality of any of the foregoing or any other provision of this Agreement, each Lessee hereby agrees that its obligations under this Lease and any Equipment Schedule shall be primary, absolute, continuing and unconditional, irrespective of and unaffected by (A) any action or circumstance referenced in this Section XXIV, (B) any other Lessee's voluntary or involuntary bankruptcy, assignment for the benefit of creditors, reorganization, or similar proceedings affecting such Lessee or any of its assets; or (C) any other action or circumstance which might otherwise constitute a legal or equitable discharge or defense of a co-party, surety or guarantor, in each such case, regardless of any notice to or consent of such Lessee.

LESSOR                                             LESSEE

GENERAL ELECTRIC CAPITAL CORPORATION,              MAIL WELL I CORPORATION
FOR ITSELF AND AS AGENT FOR CERTAIN
PARTICIPANTS                                       -----------------------------

                                                   -----------------------------

                                                   -----------------------------



By:                                                By:
   ------------------------------------               --------------------------
Name:                                              Name:
     ----------------------------------                 ------------------------
Title:                                             Title:
      ---------------------------------                  -----------------------

                                                   GRAPHIC ARTS CENTER, INC.

                                                   -----------------------------

                                                   -----------------------------

                                                   -----------------------------

                                                   By:
                                                      --------------------------
                                                   Name:
                                                        ------------------------
                                                   Title:
                                                         -----------------------

                                            WISCO ENVELOPE CORP.

                                            ------------------------------------

                                            ------------------------------------

                                            ------------------------------------


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            MAIL-WELL, INC.

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            MAIL-WELL WEST

                                            ------------------------------------

                                            ------------------------------------

                                            ------------------------------------


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            PAVEY ENVELOPE AND TAG CORP.

                                            ------------------------------------

                                            ------------------------------------

                                            ------------------------------------


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                             WISCO II LLC

                                            ------------------------------------

                                            ------------------------------------

                                            ------------------------------------


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                              EQUIPMENT SCHEDULE


                              SCHEDULE NO. ______
             DATED THIS ______ DAY OF ____________________, 199_
                           TO MASTER LEASE AGREEMENT
                     DATED AS OF ________________________

Lessor & Mailing Address:                       Lessee & Mailing Address:

GENERAL ELECTRIC CAPITAL CORPORATION,           MAIL WELL I CORPORATION
FOR ITSELF AND AS AGENT FOR CERTAIN
PARTICIPANTS
303 International Circle, Suite 300
Hunt Valley, Maryland 21031                     GRAPHIC ARTS CENTER, INC.



                                                WISCO ENVELOPE CORP.



                                                MAIL-WELL, INC.



                                                MAIL-WELL WEST



                                                PAVEY ENVELOPE AND TAG CORP.



                                                WISCO II LLC



This Equipment Schedule is executed Pursuant to, and incorporates by reference the terms and conditions of, and capitalized terms not defined herein shall have the meanings assigned to them in, the Master Lease Agreement identified above ("Agreement;" said Agreement and this Schedule being collectively referred to as "Lease"). This Equipment Schedule, incorporating by reference the Agreement, constitutes a separate instrument of lease.

A.     Equipment.
       ---------

Pursuant to the terms of the Lease, Lessor agrees to acquire lease to Lessee the Equipment listed on Annex A attached hereto and made a part hereof.

B.     Financial Terms.
       ---------------

1.     Capitalized Lessor's Cost: $______________.
2.     Basic Term Lease Rate Factor: ____________.
3.     Daily Lease Rate Factor: _________________.
4.     Basic Term: ______________________________.
5.     Basic Term Commencement Date: January 1, 19__.
6.     Equipment Location: ______________________.
7.     Lessee Federal Tax ID No.: _______________.

8.     Supplier: ________________________________________.
9.     Last Delivery Date: ________________________.
10. Lessee agrees and acknowledges that the Capitalized Lessor's Cost of the Equipment as stated on the Schedule is equal to the acquisition cost of the Equipment on the date hereof.
14.    First Termination Date: One (1) year after the Basic Term Commencement
       Date.
15. Fixed Purchase Price: _____________% (as a percent of the Capitalized Lessor's Cost of the Equipment).
16. Residual Risk Amount: _____________% (as a percent of the Capitalized Lessor's Cost of the Equipment).


C.     Term and Rent.
       -------------

       1. Basic Term Rent. Commencing on January 1, 1997, and on the same day of each quarter thereafter (each, a "Rent Payment Date") during the Initial Term ("Initial Term Rent"), Lessee shall pay as Rent quarterly installments of principal and interest, in arrears, each installment in the principal amount specified on the attached Amortization Schedule together with interest on the Unamortized Principal Balance as of the immediately preceding Rent Payment Date (after application of the Rent paid on such date) at the Interest Rate for the Interest Period following such immediately preceding Rent Payment Date. Interest shall be calculated on the basis of a 360 day year for the actual number of days elapsed. Said Rent consists of principal and interest components, such principal components being as provided in the Amortization Schedule attached hereto.

       As used herein, the following terms shall have the following meanings:

       "Interest Period" shall mean the period beginning on the Lease
        ---------------
Commencement Date and ending on the next Rent Payment Date, and each subsequent quarterly period.

       "Interest Rate" shall mean that percentage per annum calculated as the
        -------------
sum of (a) the LIBOR Rate redetermined quarterly, plus (b) two hundred (200) basis points.

       "LIBOR Rate" shall mean, with respect to any Interest Period occurring
        ----------
during the term of the Lease, an interest rate per annum equal at all times during such Interest Period to the quotient of (1) the rate per annum as determined by Lessor at which deposits of U.S. Dollars in immediately available and freely transferable funds are offered at 1 1:00 a.m. (London, England time) two (2) Business Days before the commencement of such Interest Period to major banks in the London interbank market for a period of ninety (90) days and in an amount equal or comparable to the Unamortized Principal Balance, divided by (2) a number equal to 1.00 minus the aggregate (without duplication) of the rates (expressed as a decimal fraction) of the LIBOR Reserve Requirements current on the date two (2) Business Days prior to the first day of the Interest Period.

       "LIBOR Reserve Requirements" shall mean the daily average for the
        --------------------------
applicable Interest Period of the maximum rate applicable to Lessor or its Participants at which reserves (including, without limitation, any supplemental, marginal and emergency reserves) are imposed during such Interest Period by the Board of Governors of the Federal Reserve System (or any successor) on "Eurocurrency liabilities", as defined in such Board's Regulation D (or in respect of any other category of liabilities that include deposits by reference to which the interest rates on Eurodollar loans is determined or any category of extensions of credit or other assets that include loans by non-United States offices of any lender to United States residents), having a term equal to such Interest Period, subject to any amendments of such reserve requirement by such Board or its successor, taking into account any transitional adjustments thereto.

       If at any time Lessor or any Participant (or, without duplication, the bank holding company of which such Participant is a subsidiary) determines that either adequate and reasonable means do not exist for ascertaining the LIBOR Rate, or it becomes impractical for Lessor or any Participant to obtain funds to make or maintain the financing hereunder with interest at the LIBOR Rate, or Lessor or any Participant shall have determined that the LIBOR Rate will not adequately and fairly reflect the cost to Lessor or any Participant of making, maintaining, or funding the transaction hereunder at the LIBOR Rate, or Lessor or any Participant reasonably determines that, as a result of changes to applicable law after the date of execution of the Agreement, or the adoption or making after such date of any interpretations, directives or regulations (whether or not having the force of law) by any court, governmental authority or reserve bank charged with the interpretation or administration thereof, it shall be or become unlawful or impossible to make, maintain, or fund the transaction hereunder at the LIBOR Rate, then Lessor promptly shall give notice to Lessee of such determination, and Lessor and Lessee shall negotiate in good faith a mutually acceptable alternative method of calculating the Interest Rate and shall execute and deliver such documents as reasonably may be required to incorporate such alternative method of calculating the Interest Rate in this Schedule, within thirty (30) days after the date of Lessor's notice to Lessee. If the parties are unable mutually to agree to such alternative method of calculating the Interest Rate in a timely fashion, on the Rent Payment Date next succeeding the expiration of such thirty (30) day period Lessee shall purchase all (but not less than all) of the Equipment described on all Schedules executed pursuant to the Agreement and shall pay to Lessor, in cash, the purchase price for the Equipment so purchased, determined as hereinafter provided. The purchase price of the Equipment shall be an amount equal to the Stipulated Loss Value of such Equipment calculated in accordance with Annex D as of the date of payment, together with all rent and other sums then due on such date, plus all taxes and charges upon sale and all other reasonable and documented expenses incurred by Lessor in connection with such sale. Upon satisfaction of the conditions specified in this paragraph, Lessor will transfer, on an AS IS BASIS, all of Lessor's interest in and to the Equipment. Lessor shall not be required to make and may specifically disclaim any representation or warranty as to the condition of the Equipment and other matters. Lessor shall execute and deliver to Lessee such Uniform Commercial Code statements of termination as reasonably may be required in order to terminate any interest of Lessor in and to the Equipment.

       2. If any Rent Payment Date or Interim Rent Payment Date is not a Business Day, the Rent otherwise due on such date shall be payable on the immediately preceding Business Day. As used herein, "Business Day" shall mean any day other than Saturday, Sunday, and any day on which banking institutions located in the States of Connecticut, Maryland or Colorado are authorized by law or other governmental action to close.


       3. Interim Rent. For the period from and including the Lease Commencement Date to the Basic Term Commencement Date ("Interim Period"), Lessee shall pay as rent ("Interim Rent") for each unit of Equipment, the product of the Interest Rate times the Capitalized Lessor's Cost of such unit times the number of days in the Interim Period. Interim Rent shall be due quarterly in arrears the first business day of the following quarter (the "Interim Rent Payment Date") through the Interim Period.

D.     Insurance.
       ---------

       1. Public Liability: $10,000,000.00, total liability per occurrence.

          2. Casualty and Property Damage: An amount equal to the higher of the Stipulated Loss Value or the full replacement cost of the Equipment.

  This Schedule is not binding or effective with respect to the Agreement or Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee, respectively.

IN WITNESS WHEREOF, Lessee and Lessor have caused this Schedule to be executed by their duly authorized representatives as of the date first above written.


LESSOR:                                            LESSEE:

GENERAL ELECTRIC CAPITAL CORPORATION,              MAIL WELL I CORPORATION
FOR ITSELF AND AS AGENT FOR
CERTAIN PARTICIPANTS

By:__________________________________          By:_____________________________
Name:________________________________          Name:___________________________
Title:_______________________________          Title:__________________________


                                               GRAPHIC ARTS CENTER, INC.

                                               By:_____________________________
                                               Name:___________________________
                                               Title:__________________________

                                               WISCO ENVELOPE CORP.

                                               By:_____________________________
                                               Name:___________________________
                                               Title:__________________________


                                               MAIL-WELL, INC.

                                               By:_____________________________
                                               Name:___________________________
                                               Title:__________________________

                                               MAIL-WELL WEST

                                               By:_____________________________
                                               Name:___________________________
                                               Title:__________________________

                                               PAVEY ENVELOPE AND TAG CORP.

                                               By______________________________
                                               Name:___________________________
                                               Title:__________________________

                                               WISCO II LLC

                                               By:_____________________________
                                               Name:___________________________
                                               Title:__________________________

                                    ANNEX A
                                      TO
                      SCHEDULE NO. _____________________
                      DATED THIS ____ DAY OF _____, 199_
             TO MASTER LEASE AGREEMENT DATED AS OF ________, 1996


                           DESCRIPTION OF EQUIPMENT

  Manufacturer        Serial Numbers        Type and Model      Number of Units          Cost per Unit
                                             of Equipment
========================================================================================================













Initials: _________________         _________________
          Lessor                    Lessee

                                     ANNEX B
                                       TO
                          SCHEDULE NO.________________
                            TO MASTER LEASE AGREEMENT
                           DATED AS OF________________

                      PURCHASE ORDER ASSIGNMENT AND CONSENT


         THIS ASSIGNMENT AGREEMENT, dated as of _________________, 199_ ("Agreement"), between General Electric Capital Corporation, for Itself and as Agent for Certain Participants, its successors and assigns ("Lessor"), and Mail Well I Corporation, Graphic Arts Center, lnc., Mail-Well Inc. Mail-Well West, Pavey Envelope & Tag Corp., Wisco II LLC and Wisco Envelope Corp. ("Lessee").


                                   WITNESSETH:

         Lessee desires to lease certain equipment ("Equipment") from Lessor pursuant to the above schedule and lease (collectively, "Lease"). All terms used herein which are not otherwise defined shall have the meaning ascribed to them in the Lease.

         Lessee desires to assign, and Lessor is willing to acquire, certain of Lessee's rights and interests under the purchase order(s), agreement(s), and/or document(s) (the "Purchase Orders") Lessee has heretofore issued to the Supplier(s) of such Equipment.


         NOW, THEREFORE, in consideration of the mutual covenants herein contained, Lessor and Lessee hereby agree as follows:


SECTION 1. ASSIGNMENT.

         (a) Lessee does hereby assign and set over to Lessor all of Lessee's rights and interests in and to such Equipment and the Purchase Orders as the same relate thereto including, without limitation, (i) the rights to purchase, to take title, and to be named the purchaser in the bill of sale for, such Equipment, (ii) all claims for damages in respect of such Equipment arising as a result of any default by the Supplier (including, without limitation, all warranty and indemnity claims) and (iii) any and all rights of Lessee to compel performance by the Supplier.

         (b) If, and so long as, no default exists under the Lease, Lessee shall be, and is hereby, authorized during the term of the Lease to assert and enforce, at Lessee's sole cost and expense, from time to time, in the name of and for the account of Lessor and/or Lessee, as their interests may appear, whatever claims and rights Lessor may have against any Supplier of the Equipment.


SECTION 2. CONTINUING LIABILITY OF LESSEE.

         It is expressly agreed that, anything herein contained to the contrary notwithstanding: (a) Lessee shall at all times remain liable to the Supplier to perform all of the duties and obligations of the purchaser under the Purchase Orders to the same extent as if this Agreement had not been executed, (b) the execution of this Agreement shall not modify any contractual rights of the Supplier under the Purchase Orders and the liabilities of the Supplier under the Purchase Orders shall be to the same extent and continue as if this Agreement had not been executed, (c) the exercise by the Lessor of any of the rights hereunder shall not release Lessee from any of its duties or obligations to the Supplier under the

Purchase Orders, (d) Lessor shall not have any obligation or liability under the Purchase Orders by reason of, or arising out of, this Agreement or be obligated to perform any of the obligations or duties of Lessee under the Purchase Orders or to make any payment (other than under the terms and conditions set forth in the Lease) or to make any inquiry of the sufficiency of or authorization for any payment received by any Supplier or to present or file any claim or to take any other action to collect or enforce any claim for any payment assigned hereunder, and (e) title to and risk of loss of the Equipment shall pass to Lessor (and, if applicable, be deemed revested in Supplier prior thereto) in accordance with this Agreement and the Consent (to be entered into pursuant hereto).

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written, and each Lessee agrees to be jointly and severally liable for all of the representations, warranties and agreements under this Purchase Order Assignment and Consent.

LESSOR:                                     LESSEE:

GENERAL ELECTRIC CAPITAL CORPORATION,       MAIL WELL I CORPORATION
FOR ITSELF AND AS AGENT FOR CERTAIN
PARTICIPANTS


By:                                         By:
   ------------------------------------        --------------------------------
Name:                                       Name:
     ----------------------------------          ------------------------------
Title:                                      Title:
      ---------------------------------           -----------------------------

                                            GRAPHIC ARTS CENTER, INC.

                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

                                            MAIL-WELL, INC.

                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------


                                            MAIL-WELL WEST

                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------


                                            PAVEY ENVELOPE & TAG CORP.

                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------


                                            WISCO II LLC

                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

                                            By:
                                               --------------------------------
                                            Name:
                                               --------------------------------
                                            Title:
                                               --------------------------------

                              CONSENT AND AGREEMENT


         Supplier hereby consents to the above assignment agreement ("Agreement") and agrees not to assert any claims against Lessor or Lessee inconsistent with such Agreement. Supplier agrees that the Purchase Orders are hereby amended as necessary to provide as follows:

         (a) Title to and risk of loss of the Equipment shall pass to Lessor upon Lessee's execution of the Certificate of Acceptance for such Equipment and notwithstanding any provision of the Purchase Orders to the contrary, (i) title to and risk of loss of the Equipment shall not be deemed to have passed to Lessee or (pursuant to the terms of the Agreement) Lessor, prior to the date upon which Supplier has completed its installation of the Equipment and other delivery related actions with respect thereto, to Lessee's satisfaction, as evidenced by Lessee's executing and delivering to Lessor a Certificate of Acceptance (in the form of Annex C to the Schedule) for the purpose of, among other things, accepting such Equipment for all purposes of the Lease and (ii) if and to the extent such title and risk of loss shall be deemed for any reason to have passed to Lessee or any other person prior to such date (and notwithstanding the intent of the Supplier, Lessor and Lessee) all parties agree that such title and risk of loss shall be deemed fully and indefeasibly revested in Supplier (without Lessor or Lessee being deemed to have made any warranty with respect thereto) until passed Lessee or Lessor, as applicable, pursuant to cause use (i) hereof.

         (b) Supplier hereby waives and discharges any security interest, lien or other encumbrance in or upon the Equipment and agrees to execute such documents as Lessor may request evidencing the release of any such encumbrance and the conveyance of title thereto to Lessor.

         (c) Supplier agrees that on and after the date this Consent is executed it will not make any addition to or delete any items from the Equipment referred to in the Agreement without the prior or written consent of both Lessor and Lessee.

         (d) Seller represents that the Equipment has been accurately labeled, consistent with the requirements of 40 CFR Part 82 Subpart E, with respect to products manufactured with a controlled (ozone-depleting) substance.


         IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed this ________ day of _______________________,199____.


                                    SUPPLIER:


                                    -----------------------------------------


                                    By:
                                       --------------------------------------
                                    Name:
                                         ------------------------------------
                                    Title:
                                          -----------------------------------

                                     ANNEX C
                                       TO
                             SCHEDULE NO. ________
                     DATED THIS ______ DAY OF ______,199_
             TO MASTER LEASE AGREEMENT DATED AS OF _________, 1996

                            CERTIFICATE OF ACCEPTANCE


To:      General Electric Capital Corporation,
         for Itself and as Agent for Certain Participants

         Pursuant to the provisions of the above Schedule and Master Lease Agreement (collectively, the "I-Lease"), Lessee hereby certifies and warrants that (a) all Equipment listed in the related invoice is in good condition and appearance, installed (if applicable), and in working order; and (b) Lessee accepts the Equipment for all purposes of the Lease and all attendant documents.

         Lessee does further certify that as of the date hereof (i) Lessee is not in default under the Lease; and (ii) the representations and warranties made by Lessee pursuant to or under the Lease are true and correct on the date hereof.



                                _______________________________________________
                                Lessee's Authorized Representative


Dated: ________ __, 199_

                                     ANNEX D
                                       TO
                             SCHEDULE NO. ________
                     DATED THIS ______ DAY OF ______, 199_
              TO MASTER LEASE AGREEMENT DATED AS OF _______,1996

                   STIPULATED LOSS AND TERMINATION VALUE TABLE









Initials: ______________            ______________
         Lessor                     Lessee

*The Stipulated Loss Value or Termination Value for any unit of Equipment shall be equal to the Capitalized Lessor's cost of such unit multiplied by the appropriate percentage derived from the above table. In the event that the Lease is for any reason extended, then the last percentage figure shown above shall control throughout any such extended term.

________________________________

                                     ANNEX E
                                       TO
                             SCHEDULE NO. ________
                       DATED THIS ___ DAY OF _____,199_
              TO MASTER LEASE AGREEMENT DATED AS OF ________,1996

                              AMORTIZATION SCHEDULE

                                                           OUTSTANDING PRINCIPAL
RENT PAYMENT              PRINCIPAL*      [INTEREST]             BALANCE *
------------              ---------        --------              -------













Initials: _______________           _______________
          Lessor                    Lessee


-------------------------------

*The Principal, Interest and Outstanding Principal Balance as of any Rent Payment Date shall be equal to the Capitalized Lessor's Cost of such unit multiplied by the appropriate percentage derived from the above table.

                                    ANNEX F
                                      TO
                                SCHEDULE NO. __
                    DATED THIS ____ DAY OF ___________, 199_
              TO MASTER LEASE AGREEMENT DATED AS OF ________, 1996


RETURN PROVISIONS: In addition to the provisions provided for in Section X of
-----------------
the Lease, and provided that Lessee has elected not to exercise its option to purchase the Equipment shall, at its expense:

       (a) at least ninety (90) days and not more than one hundred eighty (180) days prior to expiration or earlier termination of the Lease, provide to Lessor a detailed inventory of all components of the Equipment. The inventory should include, but not be limited to, a listing of model and serial numbers for all components, including, but not limited to press units, folders, splicers, envelope machines, etc., comprising the Equipment.

       (b) at least one hundred eighty (180) days prior to expiration or earlier termination of the Lease upon receiving reasonable notice from Lessor, provide or cause the vendor(s) or manufacturer(s) to provide to Lessor the following documents: (1) one set of service manuals, blue prints, process flow diagrams and operating manuals including replacements and/or additions thereto, such that all documentation is completely up-to-date; (2) one set of documents, detailing equipment configuration, operating requirements, maintenance records, and other technical data concerning the set-up and operation of the Equipment, including replacements and/or additions thereto, such that all documentation is completely up-to-date; (3) sample(s) of printing projects performed.

       (c) at least one hundred eighty (180) days prior to expiration or earlier termination of the Lease, upon receiving reasonable notice from Lessor, make the Equipment available for on-site operational inspections by potential purchasers, and provide personnel, power and other requirements necessary to demonstrate electrical, mechanical, drying and pneumatic systems for each item of the Equipment.

       (d) at least one hundred twenty (120) days prior to expiration or earlier termination of the Lease, cause manufacturer's representative(s) or qualified equipment maintenance provider(s), acceptable to Lessor, to perform a comprehensive physical inspection, including testing all material and workmanship of the Equipment. The inspection shall verify that the Equipment can perform at the manufacturer's performance specifications, with regard to speed, register control, and quality of printed matter, for equipment of the same manufacturer, make and model of, and similar age and use as, the Equipment (assuming the Equipment was used in a manner consistent with the provisions hereof), and, in any event, to no less extent than other similar items of equipment then leased or owned by Lessee. Inspector shall examine printed material coming off the press and related production equipment for its sale-ability and conformance to manufacturer's specifications. The inspector shall also review all maintenance records and file samples of printing projects. If during such inspection, examination and test, the authorized inspector finds any of the material or workmanship to be defective or the Equipment not operating within manufacturer's specifications, then Lessee shall repair or replace such defective material and, after corrective measures are completed, Lessee will provide for a follow-up inspection of the Equipment by the authorized inspector as outlined above.

       (e) have each item of Equipment returned with an in-depth field service report detailing said inspection as outlined in Section (d) of this Annex. The report shall certify that the Equipment has been properly inspected, examined and tested and is operating within the manufacturer's specifications for equipment of the same manufacturer, make and model of, and similar age and use as, the Equipment (assuming the Equipment was used in a manner consistent with the provisions hereof), and, in any event, to no less extent than other similar items of equipment then leased or owned by Lessee.

       (f) permit Lessor to video tape the Equipment "under power" at the Lessee's facility at a time during normal working hours mutually agreeable to the Lessor and Lessee prior to deinstallation.

       (g) properly remove all excessive ink spillage and Lessee installed markings which are not necessary for the operation, maintenance or repair of the Equipment. Provide that all Equipment will be cleaned and cosmetically acceptable (using general industry standards), and in such condition so that it may be immediately installed and placed into use.

       (h) ensure all Equipment and equipment operations conform to all applicable local, state, Environmental Protection Agency ("EPA"), and federal laws, health and safety guidelines, including those prescribed by OSHA.

       (i) provide for the deinstallation, packing, transporting, and certifying of the Equipment to include, but not be limited to, the following: (1) the manufacturer's representation shall de-install all Equipment (including all wire, cable and mounting hardware) in accordance with the specifications of the manufacturer; (2) all process fluids shall be removed from the equipment and disposed of in accordance with the then current waste disposal laws and regulations including regulations specified by EPA and related government agencies; (3) Equipment may only be removed by a licensed erector/rigger who specializes in printing and related production equipment removal and deinstallation must be performed in a prescribed matter, including proper marking and labeling of electrical wires and components. Crating of the Equipment shall be included as part of the service; (4) Lessee shall transport the Equipment in a manner consistent with the manufacturer's recommendations and practices.

       (j) upon sale of the Equipment to a third party, obtain and pay for a policy of transit insurance for the redelivery period in an amount equal to the higher of replacement value or Termination Value of the Equipment and Lessor shall be named as the loss payee on all such policies of insurance, and provide transportation to any reasonable locations within the continental United States selected by Lessor.

       (k) at Lessor's choice, either (1) allow Lessor, at Lessor's expense, and provided Lessor has provided reasonable notice to Lessee, to arrange for an on-site auction of the Equipment in an assembled and functional state. Any such auction will be conducted no more than sixty (60) days prior to Lease termination and will be conducted in a manner which will not interfere with Lessee's business operations, or (2) at the request of Lessor, provide safe, secure storage for the Equipment for sixty (60) days after expiration of the Lease at an accessible location satisfactory to Lessor.

MAINTENANCE PROVISIONS: In addition to the provisions provided for in Section XI
----------------------
of the Lease, Lessee shall, at its expense:

       (a) lubricate the equipment on a basis that conforms to the maintenance manual and/or lubrication schedule recommended by the manufacturer;

       (b) supply replacement parts which have been purchased from sources approved by the original manufacturer. Copies of all purchase orders are to be filed in the Equipment File;

       (c) provide that all Equipment will remain cleaned and cosmetically acceptable;

       (d) ensure that all tooling and documentation is present and available at all times;

       (e) keep the equipment in use and in operation and shall not remove the equipment from operation without prior written consent of Lessor, which will not be unreasonably withheld;

       (f) the Lessor, at his sole discretion, may from time to time, with notice, inspect the Equipment at the Lessor's sole expense. If any discrepancies are found as they pertain to the general condition of the Equipment, the Lessor will communicate these discrepancies to the Lessee in writing. The Lessee shall have sixty (60) days to rectify any material discrepancies at his sole expense. The Lessee should pay all expenses for the re-inspection by the Lessor appointed expert, if corrective measures are required.

Initials: _______________           _______________
          Lessor                    Lessee

STATE OF _________________________________:

COUNTY OF _______________________________: TO WIT:

                            AFFIDAVIT OF OWNERSHIP

       The undersigned, being duly sworn according to law, upon his oath deposes and says:

       I am the Chief Financial Officer of _________________________________
("Lessee") and I am authorized to make this affidavit on behalf of Lessee.

       As of the date of this Affidavit, Lessee has good and marketable title to all of the Equipment (as such term is defined in that certain Master Lease Agreement dated as of the date hereof, between General Electric Capital Corporation, for Itself and as Agent for Certain Participants ("Lessor"), as lessor, and I-Lessee, as lessee), free and clear of all liens, claims, security interests and encumbrances, except for the liens granted in favor of Lessor under the aforesaid Master Lease Agreement.

       Signed and sealed as of the _______ day of _______, 199_.


                                            ------------------------------------
                                            Name:
                                                 -------------------------------
                                            Title: Chief Financial Officer





                                            ------------------------------------
                                                         Notary Public
[SEAL]

My Commission Expires: ________________, 19__

                                    ANNEX G
                                      TO
                                 SCHEDULE NO.
                        DATED THIS ___ DAY OF _____,199_
             TO MASTER LEASE AGREEMENT DATED AS OF _________, 1996

                                 BILL OF SALE


       KNOW ALL MEN BY THESE PRESENTS: MAIL-WELL, INC., MAIL-WELL I CORPORATION, GRAPHIC ARTS CENTER, INC., MAIL-WELL WEST, PAVEY ENVELOPE & TAG CORP., WISCO II LLC AND WISCO ENVELOPE CORP. (collectively "Seller"), for and in consideration of the purchase price paid by General Electric Capital Corporation (the "Buyer"), pursuant to that certain Purchase Order Assignment and Consent dated as of ________________, 199_ (the "Assignment") among Seller, Buyer and the Supplier referenced therein, and such other good and valuable consideration, receipt and sufficiency of which is acknowledged, hereby grants, sells, assigns, transfers and delivers to Buyer all of the Sellers rights, title, and interests, if any, to and with respect to the equipment (the "Equipment") described in the above referenced Schedule (said Schedule and related Master Lease Agreement being collectively referred to as the "Lease"), along with whatever claims and rights Seller may have against the manufacturer and/or supplier of the Equipment (the "Supplier"), including but not limited to all warranties and representations.

       Buyer is purchasing the Equipment for leasing to Seller pursuant to the Lease. Seller represents and warrants to Buyer that: (1) Buyer will acquire by the terms of the bill of sale issued by the Supplier to the Buyer pursuant to the Assignment and by the terms of this Bill of Sale, good title to the Equipment, together with whatever rights, title and interests each Seller may be deemed to have acquired in, the Equipment, free from all liens and encumbrances whatsoever; (2) Seller has the right to sell all such rights, title and interest it may be deemed to have in the Equipment; (3) the Equipment has been delivered to Seller in good order and condition, and conforms to the specifications, requirements and standards applicable thereto; (4) the Equipment has been accurately labeled, consistent with the requirements of 40 C.F.R. Part 82, Subpart E, with respect to products manufactured with a controlled (ozone-depleting) substance; and (5) Seller has not previously conveyed all or any part of such rights, title or interests.

       Seller agrees to save and hold harmless Buyer from and against any and all Federal, state, municipal and local license fees and taxes of any kind or nature, including, without limiting the generality of the foregoing, any and all excise, personal property, use and sales taxes, and from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions and suits resulting therefrom and imposed upon, incurred by or asserted against Buyer as a consequence of the sale of the Equipment to Buyer.

       IN WITNESS WHEREOF, Seller has executed this Bill of Sale this _____ day of _______________, 1996, and each Seller agrees to be jointly and severally liable for all of the representations, warranties and agreements under this Bill of Sale.

                                     SELLER:

                                     MAIL-WELL, INC.

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------

                                     MAIL-WELL I CORPORATION

                                     By:_______________________________________
                                     Name:_____________________________________
                                     Title:____________________________________

                                     GRAPHIC ARTS CENTER, INC.

                                     By:_______________________________________
                                     Name:_____________________________________
                                     Title:____________________________________

                                     MAIL-WELL WEST

                                     By:_______________________________________
                                     Name:_____________________________________
                                     Title:____________________________________

                                     PAVEY ENVELOPE & TAG CORP.

                                     By:_______________________________________
                                     Name:_____________________________________
                                     Title:____________________________________

                                     WISCO II LLC

                                     By:_______________________________________
                                     Name:_____________________________________
                                     Title:____________________________________

                                     WISCO ENVELOPE CORP.

                                     By:_______________________________________
                                     Name:_____________________________________
                                     Title:____________________________________

           ATTACHMENT TO UNIFORM COMMERCIAL CODE FINANCING STATEMENT


1.   SECURED PARTY: GENERAL ELECTRIC CAPITAL CORPORATION, FOR ITSELF AND AS
                    AGENT FOR CERTAIN PARTICIPANTS

DEBTOR: MAIL WELL I CORPORATION, GRAPHIC ARTS CENTER, INC. AND WISCO ENVELOPE
        CORP.


2.   DESCRIPTION OF PROPERTY:

     The equipment leased pursuant to that certain Master Lease Agreement dated as of the ________ day of ________________ , 1996, between Secured Party, as lessor, and Debtor, as lessee, together with all accessions, substitutions and replacements therefor, and proceeds (including insurance proceeds) thereof (but without power of sale); more fully described on the attached Annex(es) A.

                       SUGGESTED FORM OF OPINION LETTER
                                   (LESSEE)


         _________ 1996

General Electric Capital Corporation,
 for Itself and as Agent for Certain
 Participants
303 International Circle
Suite 300
Hunt Valley, Maryland 21031

Gentlemen:

       As counsel for ____________________________ (the "Lessee"), we are
furnishing this opinion in connection with that certain Master Lease Agreement dated as of _______, 1996 (the "Lease"), between General Electric Capital Corporation, for Itself and as Agent for Certain Participants, as lessor (the 'Lessor"), and Lessee, as lessee.

       All terms used herein which are defined in the Lease shall have the meanings given them therein, unless the terms are specifically defined herein.

       We have reviewed originals or copies, certified or otherwise identified to our satisfaction, of the Lease. We have examined the Charter, By-Laws, and records of corporate proceedings of Lessee, and such additional documents, and we have obtained such other certificates, affidavits and advices from officers of Lessee or from public officials as we have deemed necessary or appropriate for the purposes of this opinion.

       On the basis of the foregoing and on the basis of our consideration of such facts and laws as we have deemed necessary, we are of the opinion that:

       (a) Lessee is a corporation duly organized and validly existing in good standing under the laws of the State of __________.

       (b) The execution, delivery and performance of the Lease, the Equipment Schedule, [the Bill of Sale,] and all related instruments and documents, (i) have been duly authorized by all necessary corporate action on the part of Lessee; (ii) do not require any stockholder approval or approval or consent of any trustee or holders of any indebtedness or obligations of Lessee except such as have been duly obtained; and (iii) do not and will not contravene any law, governmental rule, regulation or order now binding on Lessee, or the charter or by-laws of Lessee, or contravene the provisions of or constitute a default under, or result in the creation of any lien or encumbrance upon the property of Lessee under, any indenture, mortgage, contract or other agreement to which Lessee is a party or by which it or its property is bound.

       (c) The Lease, the Equipment Schedule, [the Bill of Sale,] and all other related documents, when entered into, will constitute legal, valid and binding obligations of Lessee, enforceable against Lessee in accordance with the terms thereof, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, and by applicable laws (including any applicable common law and equity) and judicial decisions which may affect the remedies provided therein. [No filing or recordation must be made, no notice must be given, and no other action must be taken with respect to any state or local jurisdiction, or any person, except such as have been duly made, given or taken, in order to preserve to Lessor all the rights transferred by the Bill of Sale). Although the Lease is expressed to be governed by the laws of the State of New York, for the purpose of the opinion set forth in this paragraph we have assumed that the laws of the State of ________________ are applicable to the transaction.

       (d) There are no pending actions or proceedings to which Lessee is a party, and there are no other pending or threatened actions or proceedings of which Lessee has knowledge, before any court, arbitrator or administrative agency which, either individually or in the aggregate, would materially adversely affect the financial condition of Lessee, or the ability of Lessee to perform its obligations under the Lease. Further, Lessee is not in default under any material obligation which, either individually or in the aggregate, would have the same such effect.

       This opinion is given for the benefit of, and may be relied on by, the addressee and its successors and assigns.

                                                                Sincerely yours,

                              CORPORATE LESSEE'S
                         BOARD OF DIRECTORS RESOLUTION


       The undersigned hereby certifies that she/he is the Secretary of ___________________________ ; that the following is a true and correct copy of resolutions duly adopted at a meeting of the Board of Directors of said Corporation duly held on the __________________ day of __________________, 1996;
and that the resolutions have not been amended, rescinded, modified or revoked, and are in full force and effect:
       "RESOLVED, that each of the officers of this Corporation, whose name appears below:



       ----------------------------------   --------------------------------
       President                            Treasurer



       ----------------------------------   --------------------------------
       Vice President                       Secretary


or the duly elected or appointed successor in office of any or all of them, be, and hereby is, authorized and empowered in the name and on behalf of this Corporation to enter into, execute and deliver a Master Lease Agreement with General Electric Capital Corporation, for Itself and as Agent for Certain Participants, and its successors and assignors ("Lessor") as lessor, providing for the leasing to (or sale and leaseback by) this Corporation, from time to time, of certain equipment, and further providing for this Corporation to indemnify said Lessor against certain occurrences; and

       FURTHER RESOLVED, that each officer of this Corporation be, and hereby is, authorized and empowered in the name and on behalf of this Corporation to enter into, execute and deliver any documents and to do and perform all other acts and deeds which may be necessary or appropriate to effectuate this sale of equipment from Lessor; and

       FURTHER RESOLVED, that Lessor may rely upon the aforesaid resolutions until receipt by it of written notice of any change."

       IN WITNESS WHEREOF, I have set my hand and affixed the seal of said Corporation this ______ day of ____________, 1996.

                                                    (CORPORATE SEAL)

                                                   ----------------------------
                                                    Secretary